EXHIBIT 99.1

Home BancShares, Inc. Announces 21.9 Percent Increase in Earnings

CONWAY, Ark., Oct. 18, 2007 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced a 21.9% increase in the third quarter 2007 earnings over the earnings for the same period last year. The record third quarter earnings were $5.2 million, or $0.30 diluted earnings per share for the quarter ended September 30, 2007, compared to earnings of $4.3 million, or $0.25 diluted earnings per share for the same period in 2006.

For the nine months ended September 30, 2007, net income totaled $15.1 million, a 31.6% increase over net income of $11.4 million for the first nine months of 2006. Diluted earnings per share for the first nine months of 2007 were $0.86, compared to $0.74 for the comparable period in 2006, an increase of $0.12 per share.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.31 and $0.26 for the third quarter of 2007 and 2006, respectively. Cash diluted earnings per share for the first nine months of 2007 were $0.90, compared to $0.79 for the comparable period in 2006, an increase of $0.11 per share.

"The third quarter for our Company couldn't have gone any better," said John W. Allison, Chairman and Chief Executive Officer. "The hard work of our partners, associates and boards of directors is proving to be successful. Their dedication has resulted in record earnings, strong loan growth, improving net interest margin and solid asset quality".

Operating Highlights

Net interest income for the third quarter of 2007 increased 5.4% to $17.3 million compared to $16.4 million for the third quarter of 2006. Net interest margin, on a fully taxable equivalent basis, was 3.55% in the quarter just ended compared to 3.57% in the third quarter of 2006, a modest decrease of two basis points. The Company's third quarter 2007 net interest margin of 3.55% reflected an increase of four basis points from the second quarter's 3.51%. During 2006, competitive pressures and a slightly inverted yield curve put pressure on the Company's net interest margin. The easing of competitive pressures during 2007 combined with the Company's strong loan growth which was partially funded by maturities in the investment portfolio have allowed the Company to improve net interest margin on a linked quarter basis.

Net interest income for the nine months ended September 30, 2007 increased 7.6% to $50.1 million compared to $46.6 million for the nine months ended September 30, 2006. The Company's net interest margin, on a fully taxable equivalent basis, for the nine months ended September 30, 2007 was 3.49%, a decrease of five basis points from 3.54% for the comparable period in 2006.

Non-interest income for the third quarter of 2007 was $6.3 million compared with $4.7 million for the third quarter of 2006, a 34.4% increase. Non-interest income for the nine months ended September 30, 2007 was $19.1 million compared to $13.7 million for the nine months ended September 30, 2006, a 39.4% increase. The increase in non-interest income is the result of various items including organic growth, particularly from service charges on deposits; an increase in other service charges and fees related to our improved position to retain more of the interchange fees on our electronic banking transactions and benefits associated with our recent purchase of bank owned life insurance.

Non-interest expense for the third quarter of 2007 was $15.6 million compared with $14.2 million for the third quarter of 2006, an increase of 9.6%. Non-interest expense for the nine months ended September 30, 2007 was $45.9 million compared to $42.0 million for the nine months ended September 30, 2006, a 9.2% increase. The increase is the result of the de novo expansion particularly in the Florida market combined with the normal increased cost of doing business.

Financial Condition

Total loans were $1.56 billion at September 30, 2007 compared to $1.39 billion at September 30, 2006, an increase of 12.5% or $173 million. Total deposits were $1.60 billion at September 30, 2007 compared to $1.56 billion at September 30, 2006, an increase of $41 million. Total assets were $2.27 billion at September 30, 2007, a $154 million increase from $2.11 billion at September 30, 2006.

Nonperforming loans as a percent of total loans was 0.17% as of September 30, 2007 compared to 0.45% as of September 30, 2006. Nonperforming assets as a percent of total assets were 0.34% as of September 30, 2007 compared to 0.33% as of September 30, 2006.

The Company's allowance for loan losses was $28.6 million at September 30, 2007, or 1.84% of total loans, compared to $26.0 million, or 1.87% of total loans, at September 30, 2006. As of September 30, 2007, the Company's allowance for loan losses equaled 1052% of its total nonperforming loans compared to 417% as of September 30, 2006.

Stockholders' equity was $246.6 million at September 30, 2007 compared to $225.6 million at September 30, 2006, an increase of 9.3%. Book value per common share was $14.30 at September 30, 2007 compared to $13.12 at September 30, 2006, a 9.0% increase.

Branch Expansion

During the first nine months of 2007, the Company opened six de novo branch locations. These branch locations are located in the Arkansas communities of Quitman, Searcy (2 branches), and Bryant plus Key West and Key Largo, Florida. Presently, the Company is evaluating additional opportunities and has plans for two additional de novo branch locations in Morrilton and Cabot, Arkansas.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, October 18, 2007. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 255751, which will be available until October 26, 2007 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with five wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida. As previously announced, the Corporation has entered into a definitive agreement to purchase Centennial Bancshares, Inc., Little Rock, Arkansas. This transaction is expected to close on January 1, 2008. Upon completion of this acquisition, the Corporation will own six wholly owned banks, four in the central Arkansas market. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB".

                         Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

 (In thousands)
 -------------
            Sep. 30,    Jun. 30,    Mar. 31,    Dec. 31,     Sep. 30,
              2007        2007        2007        2006         2006
           ----------  ----------  ----------  ----------  ----------
     ASSETS

 Cash and
  due from
  banks    $   46,471  $   51,110  $   57,998  $   53,004  $   45,216
 Interest-
  bearing
  deposits
  with other
  banks         2,573       2,431       2,962       6,696         831
           ----------  ----------  ----------  ----------  ----------
 Cash and
  cash equi-
  valents      49,044      53,541      60,960      59,700      46,047
 Federal
  funds
  sold         11,145      10,182      10,685       9,003      31,081
 Investment
  securities
  - available
  for sale    447,826     458,782     476,534     531,891     509,203
 Loans re-
  ceivable  1,560,374   1,525,013   1,475,376   1,416,295   1,387,279
 Allowance
  for loan
  losses      (28,636)    (28,112)    (26,934)    (26,111)    (25,952)
           ----------  ----------  ----------  ----------  ----------
  Loans re-
   ceivable,
   net      1,531,738   1,496,901   1,448,442   1,390,184   1,361,327
 Bank
  premises
  and
  equipment,
  net          66,770      64,656      60,751      57,339      54,407
 Foreclosed
  assets
  held for
  sale          4,915         182         327         435         732
 Cash value
  of life
  insurance    47,468      46,862      42,746      42,149       7,008
 Investments
  in uncon-
  solidated
  affiliates   14,982      14,836      12,336      12,449      12,609
 Accrued
  interest
  receivable   15,186      14,847      14,331      13,736      13,894
 Deferred
  tax asset,
  net           9,499      11,023       8,455       8,361       9,043
 Goodwill      37,527      37,527      37,527      37,527      37,527
 Core de-
  posit and
  other in-
  tangibles     8,141       8,580       9,019       9,458       9,897
 Other
  assets       23,431      22,002      21,463      18,416      20,723
           ----------  ----------  ----------  ----------  ----------
  Total
   assets  $2,267,672  $2,239,921  $2,203,576  $2,190,648  $2,113,498
           ==========  ==========  ==========  ==========  ==========

  LIABILITIES AND
   STOCKHOLDERS'
      EQUITY

 Liabilities

 Deposits:
  Demand and
   non-
   interest-
   bearing $  217,666  $  224,675  $  228,716  $  215,142  $  218,846
  Savings
   and
   interest-
   bearing
   trans-
   action
   accounts   569,797     612,853     606,593     582,425     532,579
  Time
   deposits   811,108     805,485     792,951     809,627     806,108
           ----------  ----------  ----------  ----------  ----------
  Total de-
   posits   1,598,571   1,643,013   1,628,260   1,607,194   1,557,533
 Federal
  funds
  purchased     8,690          --      25,450      25,270          --
 Securities
  sold under
  agreements
  to repur-
  chase       131,007     127,392     128,335     118,825     116,339
 FHLB and
  other
  borrowed
  funds       226,028     175,455     127,842     151,768     157,117
 Accrued
  interest
  payable and
  other lia-
  bilities     12,204      11,061      12,192      11,509      12,233
 Subordi-
  nated de-
  bentures     44,595      44,618      44,640      44,663      44,686
           ----------  ----------  ----------  ----------  ----------
 Total lia-
  bilities  2,021,095   2,001,539   1,966,719   1,959,229   1,887,908
           ----------  ----------  ----------  ----------  ----------

 Stockholders'
  equity

 Common
  stock           172         172         172         172         172
 Capital
  surplus     195,429     195,257     194,930     194,595     194,406
 Retained
  earnings     54,871      50,333      45,875      41,544      37,496
 Accumulated
  other
  comprehen-
  sive loss    (3,895)     (7,380)     (4,120)     (4,892)     (6,484)
           ----------  ----------  ----------  ----------  ----------
 Total
  stock-
  holders'
  equity      246,577     238,382     236,857     231,419     225,590
           ----------  ----------  ----------  ----------  ----------
 Total lia-
  bilities
  and stock-
  holders'
  equity   $2,267,672  $2,239,921  $2,203,576  $2,190,648  $2,113,498
           ==========  ==========  ==========  ==========  ==========

                         Home BancShares, Inc.
                   Consolidated Statements of Income
                              (Unaudited)
 (In thousands)
 --------------                         Quarter Ended
                      -----------------------------------------------
                      Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
                        2007      2007      2007      2006      2006
                      -------   -------   -------   -------   -------
 Interest income
  Loans               $31,116   $29,776   $28,288   $27,559   $26,748
  Investment
   securities
    Taxable             4,133     4,273     4,586     4,705     4,738
    Tax-exempt          1,043     1,025     1,026       938       883
  Deposits - other
   banks                   53        30        49        36        38
  Federal funds sold       36        40       235       447        51
                      -------   -------   -------   -------   -------
 Total interest
  income               36,381    35,144    34,184    33,685    32,458
                      -------   -------   -------   -------   -------
 Interest expense
  Interest on
   deposits            14,416    14,091    14,133    13,530    12,010
  Federal funds
   purchased              194       247       205        53       178
  FHLB and other
   borrowed funds       2,426     2,033     1,811     1,840     1,825
  Securities sold
   under agreements
   to repurchase        1,267     1,281     1,224     1,298     1,258
  Subordinated
   debentures             758       747       749       746       751
                      -------   -------   -------   -------   -------
 Total interest
  expense              19,061    18,399    18,122    17,467    16,022
                      -------   -------   -------   -------   -------

 Net interest income   17,320    16,745    16,062    16,218    16,436
  Provision for
   loan losses            547       680       820       584       649
                      -------   -------   -------   -------   -------
 Net interest
  income after
  provision for
  loan losses          16,773    16,065    15,242    15,634    15,787
                      -------   -------   -------   -------   -------
 Non-interest income
  Service charges on
   deposit accounts     2,816     2,669     2,588     2,778     2,354
  Other service
   charges and fees     1,342     1,334     1,500       906       541
  Trust fees               27        30        24       184       166
  Data processing fees    192       209       218       176       215
  Mortgage banking
   income                 451       478       348       451       435
  Insurance commissions   153       171       289       140       153
  Income from title
   services               181       238       156       205       233
  Increase in cash
   value of life
   insurance              607       617       598       143        55
  Dividends from FHLB,
   FRB & bankers' bank    218       207       227       219       180
  Equity in earnings
   of unconsolidated
   affiliate               47       (56)     (114)     (166)      (65)
  Gain on sale of
   SBA loans               --       170        --        38        --
  Gain (loss) on sale
   of premises & equip,
   net                    (31)      167        14         6       129
  Gain on sale of
   securities, net         --        --        --        --        --
  Other income            309       349       357       349       302
                      -------   -------   -------   -------   -------
 Total non-interest
  income                6,312     6,583     6,205     5,429     4,698
                      -------   -------   -------   -------   -------

 Non-interest expense
  Salaries and
   employee benefits    7,739     7,757     7,440     7,190     7,376
  Occupancy and
   equipment            2,446     2,342     2,210     2,361     2,223
  Data processing
   expense                644       670       644       618       651
  Other operating
   expenses             4,770     4,748     4,447     4,310     3,987
                      -------   -------   -------   -------   -------
 Total non-interest
  expense              15,599    15,517    14,741    14,479    14,237
                      -------   -------   -------   -------   -------
 Income before income
  taxes                 7,486     7,131     6,706     6,584     6,248
  Income tax expense    2,258     2,070     1,945     2,106     1,960
                      -------   -------   -------   -------   -------
 Net income           $ 5,228   $ 5,061   $ 4,761   $ 4,478   $ 4,288
                      =======   =======   =======   =======   =======

                                            Nine Months Ended
                                          --------------------
                                          Sep. 30,    Sep. 30,
                                            2007        2006
                                          --------    --------
 Interest income
  Loans                                   $ 89,180    $ 72,593
  Investment securities
   Taxable                                  12,992      14,174
   Tax-exempt                                3,094       2,815
  Deposits - other banks                       132         103
  Federal funds sold                           311         393
                                          --------    --------

 Total interest income                     105,709      90,078
                                          --------    --------
 Interest expense
  Interest on deposits                      42,640      32,683
  Federal funds purchased                      646         636
  FHLB and other borrowed funds              6,270       4,787
  Securities sold under
   agreements to repurchase                  3,772       3,122
  Subordinated debentures                    2,254       2,245
                                          --------    --------

 Total interest expense                     55,582      43,473
                                          --------    --------

 Net interest income                        50,127      46,605
    Provision for loan losses                2,047       1,723
                                          --------    --------
 Net interest income after
    provision for loan losses               48,080      44,882
                                          --------    --------
 Non-interest income
  Service charges on deposit accounts        8,073       6,669
  Other service charges and fees             4,176       1,736
  Trust fees                                    81         487
  Data processing fees                         619         623
  Mortgage banking income                    1,277       1,285
  Insurance commissions                        613         642
  Income from title services                   575         752
  Increase in cash value of
   life insurance                            1,822         161
  Dividends from FHLB, FRB
   & bankers' bank                             652         440
  Equity in earnings of unconsolidated
   affiliate                                  (123)       (213)
  Gain on sale of SBA loans                    170          34
  Gain (loss) on sale of premises
   & equip, net                                150         157
  Gain on sale of securities, net               --           1
  Other income                               1,015         924
                                          --------    --------
 Total non-interest income                  19,100      13,698
                                          --------    --------
 Non-interest expense
  Salaries and employee benefits            22,936      22,123
  Occupancy and equipment                    6,998       6,351
  Data processing expense                    1,958       1,888
  Other operating expenses                  13,965      11,637
                                          --------    --------

 Total non-interest expense                 45,857      41,999
                                          --------    --------

 Income before income taxes                 21,323      16,581
    Income tax expense                       6,273       5,141
                                          --------    --------
 Net income                               $ 15,050    $ 11,440
                                          ========    ========

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars and shares in thousands,
      except per share data)
 --------------------------------
                                       Quarter Ended
                      -----------------------------------------------
                      Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
                        2007      2007      2007      2006      2006
                      -------   -------   -------   -------   -------
     PER SHARE DATA
     --------------
 Diluted earnings
  per share           $  0.30   $  0.29   $  0.27   $  0.26   $  0.25
 Diluted cash
  earnings per share     0.31      0.30      0.29      0.28      0.26
 Basic earnings
  per share              0.30      0.29      0.28      0.25      0.26
 Dividends per share
  - common              0.040     0.035     0.025     0.025     0.025
 Book value per
  common share          14.30     13.83     13.75     13.45     13.12
 Tangible book value
  per common share      11.65     11.15     11.05     10.72     10.36

   STOCK INFORMATION
   -----------------
 Average common shares
  outstanding          17,239    17,235    17,219    17,202    16,361
 Average diluted
  shares outstanding   17,537    17,544    17,501    17,438    17,291
 End of period common
  shares outstanding   17,243    17,238    17,222    17,206    17,196
 Dividends paid on
  preferred stock          --        --        --        --        49

 ANNUALIZED PERFORMANCE
        RATIOS
 ----------------------
 Return on average
  assets                 0.92%     0.92%     0.88%     0.83%     0.83%
 Cash return on
  average assets         0.99%     0.99%     0.95%     0.90%     0.90%
 Return on average
  equity                 8.60%     8.52%     8.30%     7.82%     7.81%
 Cash return on average
  tangible equity       11.16%    11.14%    10.96%    10.46%    10.61%
 Efficiency ratio       62.47%    62.95%    62.52%    63.10%    63.72%
 Net interest margin
  - FTE                  3.55%     3.51%     3.42%     3.42%     3.57%
 Fully taxable
  equivalent adjustment   634       623       610       553       521

   RECONCILIATION OF
     CASH EARNINGS
   ----------------
 GAAP net income      $ 5,228   $ 5,061   $ 4,761   $ 4,478   $ 4,288
 Intangible amortiza-
  tion after-tax          267       267       267       267       267
                      -------   -------   -------   -------   -------
 Cash earnings        $ 5,495   $ 5,328   $ 5,028   $ 4,745   $ 4,555
                      =======   =======   =======   =======   =======

 GAAP diluted earnings
  per share           $  0.30   $  0.29   $  0.27   $  0.26   $  0.25
 Intangible amortiza-
  tion after-tax         0.01      0.01      0.02      0.02      0.01
                      -------   -------   -------   -------   -------
 Diluted cash earnings
  per share           $  0.31   $  0.30   $  0.29   $  0.28   $  0.26
                      =======   =======   =======   =======   =======
    OTHER OPERATING
       EXPENSES
    ---------------
 Advertising          $   646   $   580   $   629   $   645   $   568
 Amortization of
  intangibles             439       439       439       439       439
 Electronic banking
  expense                 618       655       530       359       152
 Directors' fees          225       218       174       165       203
 Due from bank service
  charges                  55        51        56        86        91
 FDIC and state
  assessment              266       231       260       133       142
 Insurance                211       228       244       289       285
 Legal and accounting     308       303       319       278       191
 Other professional
  fees                    201       214       170       284       204
 Operating supplies       241       227       226       256       202
 Postage                  163       171       164       163       171
 Telephone                227       233       228       220       251
 Other expense          1,170     1,198     1,008       993     1,088
                      -------   -------   -------   -------   -------
  Total other
   operating expenses $ 4,770   $ 4,748   $ 4,447   $ 4,310   $ 3,987
                      =======   =======   =======   =======   =======

                                             Nine Months Ended
                                             ------------------
                                             Sep. 30,   Sep. 30,
                                               2007       2006
                                             -------    -------
       PER SHARE DATA
       --------------
 Diluted earnings per share                  $  0.86    $  0.74
 Diluted cash earnings per share                0.90       0.79
 Basic earnings per share                       0.87       0.82
 Dividends per share - common                  0.100      0.065
 Book value per common share                   14.30      13.12
 Tangible book value per common share          11.65      10.36

      STOCK INFORMATION
      -----------------
 Average common shares outstanding            17,231     13,585
 Average diluted shares outstanding           17,521     15,415
 End of period common shares outstanding      17,243     17,196
 Dividends paid on preferred stock                --        359

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------
 Return on average assets                       0.91%      0.77%
 Cash return on average assets                  0.98%      0.84%
 Return on average equity                       8.48%      8.25%
 Cash return on average tangible equity        11.09%     11.90%
 Efficiency ratio                              62.65%     65.66%
 Net interest margin - FTE                      3.49%      3.54%
 Fully taxable equivalent adjustment           1,867      1,676

  RECONCILIATION OF CASH EARNINGS
  -------------------------------
 GAAP net income                             $15,050    $11,440
 Intangible amortization after-tax               801        792
                                             -------    -------
 Cash earnings                               $15,851    $12,232
                                             =======    =======

 GAAP diluted earnings per share             $  0.86    $  0.74
 Intangible amortization after-tax              0.04       0.05
                                             -------    -------
 Diluted cash earnings per share             $  0.90    $  0.79
                                             =======    =======
    OTHER OPERATING EXPENSES
    ------------------------
 Advertising                                 $ 1,855    $ 1,738
 Amortization of intangibles                   1,317      1,303
 Electronic banking expense                    1,803        430
 Directors' fees                                 617        609
 Due from bank service charges                   162        245
 FDIC and state assessment                       757        394
 Insurance                                       683        741
 Legal and accounting                            930        747
 Other professional fees                         585        487
 Operating supplies                              694        684
 Postage                                         498        500
 Telephone                                       688        755
 Other expense                                 3,376      3,004
                                             -------    -------
  Total other operating expenses             $13,965    $11,637
                                             =======    =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars in thousands)             Sep. 30,    Jun. 30,     Mar. 31,
 ----------------------               2007        2007         2007
                                  ----------   ----------   ----------
           LOAN BALANCES
           -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential       $  590,083   $  555,466   $  519,680
   Construction/land development     365,236      368,632      369,022
   Agricultural                       22,432       32,235       33,245
  Residential real estate loans
   Residential 1-4 family            251,057      240,003      231,788
   Multifamily residential            38,528       37,559       39,329
                                  ----------   ----------   ----------
 Total real estate                 1,267,336    1,233,895    1,193,064
 Consumer                             45,212       43,964       42,345
 Commercial and industrial           206,744      205,760      205,531
 Agricultural                         25,506       24,969       16,986
 Other                                15,576       16,425       17,450
                                  ----------   ----------   ----------
  Total loans receivable before
   allowance for loan losses       1,560,374    1,525,013    1,475,376
 Allowance for loan losses            28,636       28,112       26,934
                                  ----------   ----------   ----------
 Total loans receivable, net      $1,531,738   $1,496,901   $1,448,442
                                  ==========   ==========   ==========

 Loans to deposits                     97.61%       92.82%       90.61%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------
 Balance, beginning of period     $   28,112   $   26,934   $   26,111
 Loans charged off                       172           68          100
 Recoveries of loans previously
  charged off                            149          566          103
                                  ----------   ----------   ----------
   Net (recoveries) loans
    charged off                           23         (498)          (3)
 Provision for loan losses               547          680          820
                                  ----------   ----------   ----------
 Balance, end of period           $   28,636   $   28,112   $   26,934
                                  ==========   ==========   ==========

 Net (recoveries) charge-offs to
  average loans                         0.01%       -0.13%        0.00%
 Allowance for loan losses to
  total loans                           1.84%        1.84%        1.83%

      NON-PERFORMING ASSETS
      ---------------------
 Non-performing loans
  Non-accrual loans               $    2,572   $   18,964   $    5,059
  Loans past due 90 days or more         150          105        1,116
                                  ----------   ----------   ----------
   Total non-performing loans          2,722       19,069        6,175
                                  ----------   ----------   ----------
 Other non-performing assets
  Foreclosed assets held for sale      4,915          182          327
  Other non-performing assets             --            1            1
                                  ----------   ----------   ----------
   Total other non-performing
    assets                             4,915          183          328
                                  ----------   ----------   ----------
   Total non-performing assets    $    7,637   $   19,252   $    6,503
                                  ==========   ==========   ==========

 Allowance for loan losses to
  non-performing loans               1052.02%      147.42%      436.18%
 Non-performing loans to
  total loans                           0.17%        1.25%        0.42%
 Non-performing assets to
  total assets                          0.34%        0.86%        0.30%

                                          Dec. 31,     Sep. 30,
                                            2006         2006
                                         ----------   ----------
           LOAN BALANCES
           -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential              $  465,306   $  454,227
   Construction/land development            393,410      394,036
   Agricultural                              11,659       11,598
  Residential real estate loans
   Residential 1-4 family                   229,588      228,347
   Multifamily residential                   37,440       34,527
                                         ----------   ----------
 Total real estate                        1,137,403    1,122,735
 Consumer                                    45,056       43,716
 Commercial and industrial                  206,559      181,673
 Agricultural                                13,520       26,439
 Other                                       13,757       12,716
                                         ----------   ----------
  Total loans receivable before
   allowance for loan losses              1,416,295    1,387,279
 Allowance for loan losses                   26,111       25,952
                                         ----------   ----------
 Total loans receivable, net             $1,390,184   $1,361,327
                                         ==========   ==========

 Loans to deposits                            88.12%       89.07%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------
 Balance, beginning of period            $   25,952   $   25,245
 Loans charged off                              529          210
 Recoveries of loans previously
  charged off                                   104          268
                                         ----------   ----------
    Net (recoveries) loans charged off          425          (58)
 Provision for loan losses                      584          649
                                         ----------   ----------
 Balance, end of period                  $   26,111   $   25,952
                                         ==========   ==========

 Net (recoveries) charge-offs to
  average loans                                0.12%       -0.02%
 Allowance for loan losses to total loans      1.84%        1.87%

      NON-PERFORMING ASSETS
      ---------------------
 Non-performing loans
  Non-accrual loans                      $    3,905   $    5,347
  Loans past due 90 days or more                641          879
                                         ----------   ----------
   Total non-performing loans                 4,546        6,226
                                         ----------   ----------
 Other non-performing assets
  Foreclosed assets held for sale               435          732
  Other non-performing assets                    13           15
                                         ----------   ----------
   Total other non-performing assets            448          747
                                         ----------   ----------
   Total non-performing assets           $    4,994   $    6,973
                                         ==========   ==========

 Allowance for loan losses to
  non-performing loans                       574.37%      416.83%
 Non-performing loans to total loans           0.32%        0.45%
 Non-performing assets to total assets         0.23%        0.33%

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

 (Dollars in thousands)
 ----------------------
                                   Three Months Ended
                 -----------------------------------------------------
                     September 30, 2007            June 30, 2007
                 -------------------------   -------------------------
                   Average   Income/ Yield/    Average   Income/ Yield/
                   Balance   Expense  Rate     Balance   Expense  Rate
                 ----------  -------  ----   ----------  -------  ----
       ASSETS
       ------
 Earning assets
  Interest-bearing
   balances due
   from banks    $    3,894  $    53  5.40%  $    2,319  $    30  5.19%
  Federal funds
   sold               2,995       36  4.77%       3,058       40  5.25%
  Investment
   securities -
   taxable          366,530    4,133  4.47%     375,609    4,273  4.56%
  Investment
   securities -
   non-taxable
   - FTE             87,953    1,614  7.28%      96,943    1,586  6.56%
  Loans receivable
   - FTE          1,547,858   31,179  7.99%   1,506,237   29,838  7.95%
                 ----------  -------         ----------  -------
   Total interest-
    earning
    assets        2,009,230   37,015  7.31%   1,984,166   35,767  7.23%
                             -------                     -------
  Non-earning
   assets           234,003                     228,174
                 ----------                  ----------
   Total assets  $2,243,233                  $2,212,340
                 ==========                  ==========

 LIABILITIES AND
  SHAREHOLDERS'
     EQUITY
 ---------------
 Liabilities
  Interest-bearing
   liabilities
    Interest-bearing
     transaction
     and savings
     deposits    $  586,710  $ 4,375  2.96%  $  615,459  $ 4,648  3.03%
   Time deposits    813,676   10,041  4.90%     780,836    9,443  4.85%
                 ----------  -------         ----------  -------

   Total interest-
    bearing
    deposits      1,400,386   14,416  4.08%   1,396,295   14,091  4.05%
  Federal funds
   purchased         14,446      194  5.33%      18,379      247  5.39%
  Securities sold
   under agreement
   to repurchase    125,877    1,267  3.99%     119,610    1,281  4.30%
  FHLB and other
   borrowed funds   191,887    2,426  5.02%     162,880    2,033  5.01%
  Subordinated
   debentures        44,609      758  6.74%      44,631      747  6.71%
                 ----------  -------         ----------  -------

  Total interest-
   bearing
   liabilities    1,777,205   19,061  4.26%   1,741,795   18,399  4.24%
                             -------                     -------
  Non-interest
   bearing
   liabilities
    Non-interest-
     bearing
     deposits       212,298                     220,411
    Other
     liabilities     12,577                      11,977
                 ----------                  ----------
    Total
     liabilities  2,002,080                   1,974,183
 Shareholders'
  equity            241,153                     238,157
                 ----------                  ----------
    Total
     liabilities
     and share-
     holders'
     equity      $2,243,233                  $2,212,340
                 ==========                  ==========
 Net interest
  spread                              3.05%                       2.99%
 Net interest
  income and
  margin - FTE               $17,954  3.55%              $17,368  3.51%
                             =======                     =======

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

 (Dollars in thousands)
 ----------------------
                                   Nine Months Ended
                 -----------------------------------------------------
                      September 30, 2007         September 30, 2006
                 -------------------------   -------------------------
                   Average   Income/ Yield/    Average   Income/ Yield/
                   Balance   Expense  Rate     Balance   Expense  Rate
      ASSETS     ----------  -------  ----   ----------  -------  ----
      ------
 Earning assets
  Interest-bearing
   balances due
   from banks    $    3,336  $   132  5.29%  $    2,916  $   103  4.72%
  Federal funds
   sold               7,973      311  5.22%      11,062      393  4.75%
  Investment
   securities -
   taxable          382,985   12,992  4.54%     426,549   14,174  4.44%
  Investment
   securities -
   non-taxable
   - FTE             94,227    4,781  6.78%      92,179    4,367  6.33%
  Loans receivable
   - FTE          1,501,983   89,360  7.95%   1,289,594   72,717  7.54%
                 ----------  -------         ----------  -------
   Total interest-
    earning
    assets        1,990,504  107,576  7.23%   1,822,300   91,754  6.73%
                             -------                     -------
  Non-earning
   assets           227,419                     173,821
                 ----------                  ----------
   Total assets  $2,217,923                  $1,996,121
                 ==========                  ==========

  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
  ---------------
 Liabilities
  Interest-bearing
   liabilities
    Interest-
     bearing trans-
     action and
     savings
     deposits    $  598,070  $13,357  2.99%  $  523,843  $ 9,323  2.38%
    Time deposits   805,125   29,283  4.86%     747,782   23,360  4.18%
                 ----------  -------         ----------  -------
   Total interest-
    bearing
    deposits      1,403,195   42,640  4.06%   1,271,625   32,683  3.44%
   Federal funds
    purchased        16,071      646  5.37%      17,221      636  4.94%
   Securities sold
    under agreement
    to repurchase   120,451    3,772  4.19%     107,798    3,122  3.87%
   FHLB and other
    borrowed
    funds           168,046    6,270  4.99%     141,994    4,787  4.51%
   Subordinated
    debentures       44,631    2,254  6.75%      44,722    2,245  6.71%
                 ----------  -------         ----------  -------
   Total interest-
    bearing
    liabilities   1,752,394   55,582  4.24%   1,583,360   43,473  3.67%
                             -------                     -------
    Non-interest
     bearing
     liabilities
      Non-interest-
       bearing
       deposits     215,716                     216,366
     Other
      liabilities    12,422                      10,903
                 ----------                  ----------
   Total
    liabilities   1,980,532                   1,810,629
 Shareholders'
  equity            237,391                     185,492
                 ----------                  ----------
   Total liabil-
    ities and
    shareholders'
    equity       $2,217,923                  $1,996,121
                 ==========                  ==========
 Net interest
  spread                              2.99%                       3.06%
 Net interest
  income and
  margin - FTE               $51,994  3.49%              $48,281  3.54%
                             =======                     =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770